INDUSTRY LEADERS FUND

Supplement dated May 31, 2012 to
Prospectus dated October 28, 2011

In consultation with the Board of Trustees (“Board”) of the Industry Leaders Fund (the “Fund”), the Fund’s adviser, Claremont Investment Partners, LLC has recommended, and the Board has approved, the liquidation of the Fund. The Fund is expected to be closed on June 22, 2012.

Effective May 31, 2012, the Fund will no longer accept purchases. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by June 22, 2012 will automatically be closed and liquidating distributions, less any required withholdings, will be sent to the address of record.

Please contact the Fund at (866) 280-1952 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.